                                                                   Exhibit 10.ab


                                                         DLA BERYLLIUM METAL 001

I.1 SALE OF GOVERNMENT PROPERTY NEGOTIATED SALES CONTRACT (JUL 97)
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   SALE OF GOVERNMENT PROPERTY       CONTRACT NUMBER                 PAGE 1 OF 2
                                   ---------------------
    NEGOTIATED SALES CONTRACT       SPO833-00-S-03024

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This contract is entered late by and between the United States of America, hereinafter called the "Government," represented by the Contracting Officer executing this contract and the Contractor below identified. The Government agrees to sell and the Contractor agrees to buy the material described below in accordance with the terms and conditions of DLA-BERYLLIUM METAL 001. In the event of a conflict between the terms of the Solicitation and the Negotiated Sales Contract, the terms of the Negotiated Sales Contract shall govern.

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   ITEM         PROPERTY DESCRIPTION AND LOCATION       QUANTITY      UNIT      UNIT PRICE         AMOUNT
                                                     (No of Unit(s))
--------------------------------------------------------------------------------------------------------------
                  BERYLLIUM METAL

                                                       240,000.00    LBS          $70.00        $16,800,000.00



                  SEE PAGE 2 OF 2 AND
                  ATTACHMENT A.




              CONTRACT PERIOD: 1/1/2003 - 9/30/2006

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                  EXECUTION BY CONTRACTOR                                    EXECUTION BY GOVERNMENT
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DATE (Day, Month, Year)                                          UNITED STATES OF AMERICA           DATE
                                                                 BY:
           14/02/2000
---------------------------------------------------------             Jennifer Iribarren            2/14/00
NAME OF CONTRACTOR

          BRUSH WELLMAN, INC.

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ADDRESS (Street, City, State & Zip Code) (Type or Print)         NAME AND TITLE OF CONTRACTING OFFICER

          17876 ST. CLAIR AVENUE
          CLEVELAND, OH 44060


     Telephone Number: (216) 486-4200                                    JENNIFER IRIBARREN
     Facsimile Number: (216) 481-2522

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SIGNATURE AND TITLE OF PERSON AUTHORIZED TO SIGN
THIS CONTRACT (Type or print name and title under signature)     Contracting Officer    DNSC-P1
                                                                                      -------------------
                                                                                           (Agency)
     /s/ Michael D. Anderson
     Michael D. Anderson
     Vice President,  Beryllium Products

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

CONTRACT SPO833-00-S-03024
BRUSH WELLMAN, INC.                                                PAGE 2 OF 2

CONTRACT SPO833-00-S-03024 IS A FOLLOW-ON CONTRACT TO CONTRACT
SPO833-00-S-02079. THESE TWO CONTRACTS HAVE BEEN SEPARATED SOLELY FOR THE DEFENSE NATIONAL STOCKPILE CENTER'S (DNSC) ADMINISTRATIVE BENEFIT.

1. UNIT PRICE: The awarded contract unit price is the adjusted awarded contract unit price in effect at the expiration of Contract SPO833-00-S-02079. This contract unit price shall be adjusted in accordance with Paragraph 3 of this contract.

2. QUANTITY: 240,000 LBS (120 ST); An itemized list of material will be provided to the Contractor prior contract performance.

3. PRICE INDEX:

     A. The contract unit price shall fluctuate yearly based on the prior year's average of the monthly U.S. city average of the non-seasonally adjusted Consumer Price Index for All Urban Consumers (CPI-U) and all items. DNSC shall provide the Contractor with the monthly average of the CPI-U.

     b. The CPI-U is generally released to the public by the Bureau of Labor Statistics during the third week of the following month. If shipment is requested prior to receipt of a needed CPI-U change, the unit price will be the same as that for the prior period until it can be properly adjusted.

4. PAYMENT: Payment shall be made within fifteen (15) days of receipt of a request for release of material (or shipping instructions) at the DNSC's Fort Belvoir, VA location. DNSC will issue an invoice based on the Contractor's request for release of material (or shipping instructions). However, payment is due within fifteen (15) days whether or not an invoice is received by the Contractor.

5. CONTRACT PERIOD: This Contract is effective from January 1, 2003 through September 30, 2006.

6. REMOVAL OF MATERIAL: Material shall be removed on a yearly basis in accordance with the minimums listed in Attachment A. The balance of the material may be removed at any time during the contract period if notice is given in accordance with Section F-1 of the solicitation. Removal made later than indicated on Attachment A will be considered a failure to remove material in a timely manner.

7. DLA SALES AUTHORITY: the execution of contract modifications for contract performance for Fiscal Years 2003 through 2006 is dependent upon sales authority for quantities in those fiscal years.

8. OTHER TERMS AND CONDITIONS: Unless changed by this contract, the terms and conditions as stated in the solicitation are included in full force and effect in this contract.



                                                  INITIALS MDA/II


ATTACHMENTS

CONTRACT SPO833-00-S-03024                                         PAGE 1 OF 1
BRUSH WELLMAN, INC.






                                   ATTACHMENT



                   CONTRACT PERIOD                         MINIMUM
                                                      REMOVAL QUANTITY

                        2003                                   30

                        2004                                   30

                        2005                                   30

                        2006                                   30